SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]

Preliminary Information Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]

Definitive Information Statement

Westgate Acquisitions Corporation

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:     n/a

(2)

Aggregate number of securities to which transaction applies:    n/a

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act

Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):    n/a.

(4)

Proposed maximum aggregate value of transaction:    n/a

(5)

Total fee paid:  -0-

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date filed:

Westgate Acquisitions Corporation

3625 Cove Point Drive

Salt Lake City, Utah 84109

Table of Contents

      NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS
  OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDERS
  REVERSE STOCK SPLIT
  CHANGE OF AUTHORIZED CAPITALIZATION
    SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To Our Stockholders:

We are writing to advise you that stockholders representing approximately 79.3% of our voting stock, have approved by written consent the proposals (i) to effect a reverse stock split of our issued and outstanding common stock on a one (1) share for two and one-half (2.5) shares basis; (ii) to change our corporate name to “WeedClub, Inc.”; and (iii) to change our authorized capitalization by increasing authorized common stock from 20,000,000 shares to 200,000,000 shares, par value $0.00001 per share.

On October 31, 2018, our board of directors unanimously approved the above proposals and to appropriately amend our Articles of Incorporation to reflect the changes.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM THE STOCKHOLDERS IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS ACTION UNDER NEVADA LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE ACTIONS.

No action is required by you. The accompanying Information Statement is being furnished only to inform our stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is first being mailed to you on or about November 13, 2018 and we anticipate the effective date of the reverse stock split, name change and increase in authorized common stock to be December 4, 2018, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes (“NRS”).

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER THAT IS DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

The accompanying Information Statement is solely for information purposes only and does not require or request you to do anything. You are encouraged to carefully read the accompanying Information Statement, including exhibits, for further information regarding the stock split.

November 13, 2018

By Order of the Board of Directors,

/s/  G. Reed Petersen

G. Reed Petersen

         President & CEO

Westgate Acquisitions Corporation

3625 Cove Point Drive

Salt Lake City, Utah 84109

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.00001 par value, of Westgate Acquisitions Corporation, a Nevada corporation, which we refer to herein as “Westgate,” “company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about November 13, 2018. The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents representing a majority of the voting power of our common stock, in lieu of a meeting of stockholders.

On October 31, 2018, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 8,690,190 shares of common stock issued and outstanding. These securities constitute the sole outstanding class of Westgate voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On October 31, 2018, our board of directors approved resolutions (i) to effect the reverse split of our outstanding common stock on a one (1) share for two and one-half (2.5) shares basis; (ii) to change our corporate name to WeedClub Inc.; and (iii) to increase or our authorized common stock to 200,000,000 shares. No other corporate actions to be taken by written consent were considered by the board. As of October 31, 2018, stockholders who beneficially hold in the aggregate 6,890,190 shares of common stock, or approximately 79.3% of the voting power of our outstanding voting securities, executed and delivered to the board of directors written consents approving the reverse split, corporate name change and increase in authorized common stock. Because the actions were approved by the written consent of stockholders holding a majority of our outstanding common stock, no proxies are being solicited with this Information Statement.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken. In addition, pursuant to Nevada law, the actions to be taken by majority written consent in lieu of a special stockholder meeting does not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of those common shares entitled to vote, to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will” “should," “expect," "intend," "plan," anticipate," "believe," "estimate," "predict," "potential," "continue," or similar terms, variations of such terms or the negative of such terms. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein. Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

Q:  Why did I receive this Information Statement?

A:  Stockholders owning a majority of our outstanding common stock took actions by written consent in lieu of a stockholders’ meeting. Federal securities laws require that our other stockholders receive this Information Statement before the actions can become effective.

Q:  What actions did the stockholders take?

A:  The stockholders executed written consents on October 31, 2018 approving the proposals that we

(i) effect a reverse stock split of our issued and outstanding shares of common stock on a one (1) share for two and one-half (2.5) shares basis; (ii) change our corporate name to WeedClub Inc.; and (iii) increase authorized capitalization to 200,000,000 shares of common stock. Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q:  What action do I need to take as a stockholder?

A:  You are not required to take any action. The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement. Following the reverse split, your present share certificates will be valid and deemed to represent 0.4 shares of post-split Westgate common stock. New certificates representing post-split common stock will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent.

Q:  Am I entitled to appraisal rights?

A:  No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the actions taken by written consent.

Q:  Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the reverse stock split?

A:  You should not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse stock split. Stockholders should consult their own tax experts or consultants for tax advice.

Q:  Where can I find more information about the company?

A:  As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549, and on its Internet site at http://www.sec.gov.

Q:  Who can help answer my questions?

A:  If you have questions about the company after reading this Information Statement, please contact us in writing at our principal executive offices at 3625 Cove Point Drive, Salt Lake City, Utah 84109, attention Reed Peterson, or by telephone at (801) 209-0740.

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDERS

As of the date of the consent by the majority stockholders, we had issued and outstanding 8,690,190 shares of common stock. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

On October 31, 2018, stockholders representing 6,890,190 shares of common stock (79.3% of the total voting power), executed and delivered to the board of directors written consents approving the reverse stock split, corporate name change, and increase in authorized common stock. Because the actions were approved by stockholders owning a majority of our outstanding common stock, no proxies are being solicited with this Information Statement. No consideration was paid for the consents.

Nevada corporate law NRS 78.320 provides in substance that unless a company’s Articles of Incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if written consents thereto are signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Additionally, in no instance where action is authorized by written consent, need a meeting of stockholders be called or notice given.

REVERSE STOCK SPLIT

Our board of directors and stockholders holding a majority of our outstanding voting power have approved a one (1) share for two and one-half (2.5) shares reverse split of our issued and outstanding common stock. The effective date of the split will be established by our board, which we anticpate will be on or about December 4, 2018, or as soon as practical thereafter. Following the reverse split, all common stockholders will retain the same equal rights, privileges with respect to voting, liquidation and dividend rights.

Upon the effectiveness of the split, each share of our issued and outstanding common stock will be reverse split on a one share for two and one-half shares basis. No fractional shares will be issued in connection with the reverse split. Stockholders who would otherwise be entitled to receive fractional shares, because they hold a number of shares of common stock that is not evenly divided by the split ratio, will have the number of new shares to which they are entitled rounded up to the next whole number of shares. No stockholders will receive cash in lieu of fractional shares.

Effect of the reverse stock split

Split shares issued in connection with the reverse stock split will be fully paid and non-assessable. The number of stockholders will remain unchanged as a result of the reverse split. The reverse split will decrease the number of outstanding common shares, but will not affect any stockholder's proportionate interest in our company, except for possible minor differences resulting from the rounding up of fractional shares. The par value of our common stock will remain unchanged. While the aggregate par value of our outstanding common stock will be decreased, our additional paid-in capital will be increased by a corresponding amount. Therefore, the reverse stock split will not affect our total stockholders' equity. All share and per share information included in our financial statements will be retroactively adjusted to reflect the split for all periods presented in our future financial reports and regulatory filings.

Our share are not currently qualified for trading in a public market place. Although it is generally expected that a reverse split will result in a proportionate increase in the market price of the split shares, there can be no assurance that our shares would trade at higher price because of the reverse stock split.

Furthermore, the possibility exists that the reduction in the number of outstanding shares will adversely affect a future trading market for our common stock by reducing the relative level of liquidity. In addition, the reverse stock split could increase the number of stockholders who own odd lots, or less than 100 shares. Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse stock split will achieve positive results.

As a result of the reverse stock split, we will have issued and outstanding approximately 3,476,076 shares of common stock, without giving effect to the rounding up of fractional shares. Taking into account the increase in authorized capitalization to 200,000,000 shares of common stock, as described herein, we will retain corporate authority to issue in the future up to approximately 196,523,924 additional shares of authorized, but unissued common stock. These shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, to acquire additional property, assets or another business, or for any other purpose that is deemed in the best interests of our company. Any decision to issue additional shares will reduce the percentage of our stockholders' equity held by our current stockholders and could dilute net tangible book value.

Management is exploring possible new business ventures, particularly in the Cannibas industry that we believe presents promising opportunities. We currently do not have any definitive arrangement or agreement to enter into a new business venture or acquisition, but we could use the authorized and unissued common shares to complete such a transaction. There can be no assurance that we will enter into or consummate any new business transactions.

We will not become a private company because of the reverse split. We anticipate making an application for our common stock to be quoted on the OTC-Pink Marketplace or another recognized trading medium, although there is no assurance that our shares will be accepted for trading. We plan to continue to file periodic and other reports with the SEC under the Exchange Act.

Following the reverse stock split, the share certificates you now hold will continue to be valid. In the future, new share certificates will be issued reflecting the stock split, but this in no way will effect the validity of your current share certificates. The reverse split will occur on the effective date without any further action on the part of our stockholders. After the effective date of the reverse split, each share certificate representing shares of pre-split common stock will be deemed to represent 0.4 shares of post-split common stock. Certificates representing post-split common stock will be issued, in due course, as old share certificates are tendered for exchange or transfer to our transfer agent: Action Stock Transfer Corporation, 2469 East Fort Union Blvd., Suite 214, Salt Lake City, Utah 84121. We request that stockholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing post-split shares that are issued in exchange for old pre-split certificates representing restricted shares, will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new post-split shares, the period during which a stockholder has held their existing pre-split shares will be included in the total holding period.

Accounting Matters

The par value per share of the common stock will remain unchanged after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on the balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of the common stock outstanding. The company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Other Effects on Outstanding Shares

When the reverse stock split is implemented, the rights and preferences of the outstanding shares of common stock (post-split) will remain the same as pre-split shares. Each share of common stock issued pursuant to the reverse stock split will be fully paid and non-assessable. The reverse stock split could result in some stockholders owning “odd-lots” of less than 100 shares of the common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

 No Appraisal Rights

Under Nevada law, stockholders are not entitled to appraisal rights with respect to the proposed reverse stock split and amendments to our Articles of Incorporation.

United States Federal Income Tax Consequences of the reverse stock split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to a stockholder (hereinafter a “U.S. stockholder”) that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). This summary is not intended to be a complete discussion of all possible U.S. federal income tax consequences of the reverse stock split and is included for general information purposes only. Further, it does not address any state, local or foreign income or other tax consequences. For example, state and local tax consequences of the reverse stock split may vary significantly as to each U.S. stockholder, depending upon the state in which such stockholder resides or does business. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities.

This discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which are subject to change retroactively as well as prospectively. This summary also assumes that the shares held by a U.S. stockholder prior to the reverse stock split (“Old Shares”) were, and the shares owned by such stockholder immediately after the reverse stock split (“New Shares”) will be, held as “capital assets,” as defined in the Code, generally property held for investment. Tax treatment of any stockholder may vary depending upon the particular facts and circumstances of such stockholder. The discussion regarding U.S. federal income tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder is urged to consult with his, her or its own tax advisor with respect to the tax consequences of the reverse stock split.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis and holding period of the New Shares received in the reverse stock split should be the same as such stockholder’s aggregate tax basis and holding period in the Old Shares being exchanged.  Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Holders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

CORPORATE NAME CHANGE

On October 31, 2018, our board of directors approved, subject to receiving the approval of the holders of a majority of our outstanding common stock, an amendment of our Articles of Incorporation to change our corporate name to WeedClub Inc. Also on October 31, 2018, stockholders holding approximately 79.3% of our outstanding shares approved the amendment pursuant to written consent. The amendment effecting the change of our corporate name will become effective upon filing the certificate of amendment with the Secretary of State of the State of Nevada, which approximately will occur following the 20th day after the mailing of this Information Statement to our stockholders as of the record date.

Our board of directors believes that the change of our corporate name will better identify possible future business endeavors.

CHANGE OF AUTHORIZED CAPITALIZATION

Our board of directors and holders of a majority of our outstanding common stock have approved amendments to our Articles of Incorporation to increase the number of authorized shares of common stock we may issue from 20,000,000 shares to 200,000,000 shares. The amendment effecting the change in capitalization will become effective upon filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this information statement to our stockholders as of the record date.

We are currently authorized by our articles of incorporation to issue 20,000,000 shares of common stock, $0.00001 par value per share. Pursuant to the amendment we will increase the number of common shares we are authorized to issue to 200,000,000 shares of common stock, par value $0.00001per share. As of the date the amendment was approved by our board and by stockholders holding a majority of our outstanding shares, there were 8,690,190 shares of common stock issued and outstanding.

All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock entitles the holder thereof:

(a) to one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders;

(b) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and

(c)  to participate pro rata in any distribution of assets available for distribution upon liquidation.

Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities. The common stock is not subject to redemption and carries no subscription or conversion rights.

Reasons For and Effects Of the Increase in Authorized Common Shares

Our board of directors believes it is in the company’s best interest and the best interest of our stockholders to increase the number of authorized shares of common stock. This will allow for the future issuance of additional shares in connection with transactions including, but not limited to, financings, possible acquisitions, and other purposes as the board may determine. The board believes that the share increase will afford greater flexibility in seeking capital and potential future business acquisitions or expansions.

Our Board is empowered to issue additional common shares without further approval of stockholders. Our board does not intend to seek stockholder approval prior to any issuance of authorized capital stock, unless stockholder approval is required by applicable law or stock market or exchange requirements. The issuance of additional shares of common stock may result in substantial dilution to existing stockholders, and such issuances may not require stockholder approval.

Our authorized and unissued shares could possibly be used by management to oppose a hostile takeover attempt, delay or prevent changes of control, or changes in or removal of management. This could include transactions that are favored by a majority of stockholders, or in which the stockholders might otherwise receive a premium for their shares over then-current market price or benefit stockholders in some other manner. Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels that are higher than would otherwise be the case.

The available authorized and unissued shares of common stock give the company the ability to have a potential anti-takeover effect by creating potential dilution to the number of outstanding shares. Such dilution will cause a party attempting a takeover to be required to buy more shares of the company stock and to expend additional resources to accomplish a takeover. Neither the reverse stock split nor the increase in authorized common stock is part of a plan by management to affect the ability of third parties to take over or change control of the company. We are not currently contemplating any such anti-takeover plan. Additionally, the issuance of additional shares to certain person allied with our management could have the effect of making it more difficult to remove current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

We are not aware of any attempt, or contemplated attempt, to acquire control of us, and the amendments to the Articles of Incorporation are not intended be used as a type of anti-takeover device. Stockholders should recognize that, as a result of these proposal, they could own a smaller percentage of shares with respect to our total authorized shares than they presently own, and could be diluted as a result of any future share issuances.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock. It may also, depending on the circumstances, adversely affect the market price of our common stock, if a market for our shares develops in the future.

The holders of our common stock are entitled to receive dividends, if any, as may be declared by the board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all future earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our board and will depend upon, among other things, future earnings, operating and financial condition, capital requirements, and other factors.

AMENDMENT TO ARTICLES OF INCORPORATION

In connection with the reverse stock split, corporate name change and increase in authorized common stock, we are filing with the State of Nevada an amendment to our Articles of Incorporation to reflect these changes. Our amended authorized capitalization will 200,000,000 shares of common stock, par value $0.00001 per share. We do not have any other class of securities authorized or outstanding.

Under applicable Nevada law, we are permitted to take an action without a meeting of stockholders if approved by the board of directors and we obtain the written consent specifying the action from stockholders holding at least a majority of the voting power of our common stock. Thus, the reverse stock split, corporate name change, increase in authorized common stock and amendment to our Articles of Incorporation have been approved as follows:

(a)

The board of directors adopted resolutions setting forth the proposed one share for two and one-half shares reverse stock split, corporate name change, increase in authorized common stock and filing with the State of Nevada an amendment to our Articles of Incorporation setting forth the actions; and

(b)

The proposed resolutions were approved by the written consent of stockholders holding a majority of the voting power of our common stock.

We are hereby notifying stockholders of the approval of the reverse stock split, corporate name change, amendments to our Articles of Incorporation and, pursuant to the Exchange Act, filing this Information Statement on Schedule 14C, which will be mailed to all stockholders of record as of the record date established therefore.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 31, 2018 with respect to the beneficial ownership of our common stock:

●

each stockholder believed to be the beneficial owner of more than 5% of our common stock;

●

by each of our directors and executive officers; and

●

all our directors and executive officers as a group.

For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (i) over which the person has or shares, directly or indirectly, voting or investment power, or (ii) of which the person has a right to acquire beneficial ownership at any time within 60 days after the date of this report. “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

Name and Address

          Amount and Nature of           Percent

of Beneficial Owner(3)

          Beneficial Ownership(1)         of Class(2)

Directors and Executive Officers:

G. Reed Petersen

2,450,000

  28.2.%

5% Beneficial Owners:

Jeff Holmes

4,440,190

  51.1%

Brian Holmes

   484,000

    5.6%

    All directors and executive officers as a group (1 person)

2,450,000

 28.2%

(1)  Unless otherwise indicated, the named person will be the record and beneficially owner of the shares indicated.

(2)  Percentage ownership is based on 8,690,190 shares of common stock outstanding as of October 31, 2018.

(3) Unless otherwise indicated, the address or the persons listed will be c/o the company at 3625 Cove Point Drive, Salt Lake City, Utah 84109.

WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549, and on its Internet site at http://www.sec.gov.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above action to effect the reverse stock split will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on December 4, 2018, or as soon as practical thereafter.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on October 31, 2018, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about November 13, 2018 to all Stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

November 13, 2018

By:  /s/   G. REED PETERSEN

             G. Reed Petersen

     President & CEO

4